SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                            ----------------------

                                   FORM 8-K


                                CURRENT REPORT


                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

                           -----------------------

    Date of Report (Date of earliest event reported):  July 24, 2003


                              THE KRYSTAL COMPANY
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        (Exact  name  of  registrant  as  specified  in  its  charter)



       Tennessee                000-20040                62-0264140
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    (State of             (Commission File No.)      (IRS Employer
    incorporation)                                   Identification No.)



                One Union Square, Chattanooga, Tennessee 37402
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         (Address of principal executive offices, including zip code)



                                (423) 757-1550
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             (Registrant's telephone number, including area code)


Item 5.  Other Events and Regulation FD Disclosure.

     Philip H. Sanford, Chairman and Chief Executive Officer of The Krystal Company (the Company), has announced that he will resign from his position as an executive officer with the Company effective August 15, 2003.
Mr. Sanford will remain involved with the Company as a member of the board of directors and will continue to be the largest individual shareholder of the Company's parent company, Port Royal Holdings, Inc.

     Andrew G. Cope, currently a director of the Company, has been appointed to serve as non-executive Chairman of the Company and James F. Exum, Jr., currently the Company's President and Chief Operating Officer, has been appointed to serve as interim Chief Executive Officer, in each case upon the effective date of Mr. Sanford's resignation.


SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


July 28, 2003                               THE KRYSTAL COMPANY

                                            By:/s/ Larry D. Bentley
                                            -----------------------
                                                   Larry D. Bentley
                                                   Senior Vice President and
                                                   Chief Financial Officer